UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8 – K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: April 23, 2003

QUIXOTE CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 0-7903

DELAWARE	36-2675371
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ONE EAST WACKER DRIVE, CHICAGO, ILLINOIS	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (312) 467-6755

ITEM 1 - 6.  Not Applicable.

ITEM 7.  Financial Statements and Exhibits.

The following Exhibit is included herein:

99            Press Release issued by Quixote Corporation, dated April 23, 2003

ITEM 9.  Regulation FD Disclosure

Attached hereto as Exhibit 99, and incorporated by reference herein, is a press release issued by Quixote Corporation announcing its third quarter fiscal 2003 financial results.  This information is furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition”, in accordance with interim filing guidance provided by SEC Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIXOTE CORPORATION

DATE:	April 23, 2003	/s/ Daniel P. Gorey
DANIEL P. GOREY
Vice President, Chief Financial
Officer and Treasurer
(Chief Financial & Accounting
Officer)

EXHIBIT INDEX

Exhibits:

99            Press Release issued by Quixote Corporation, dated April 23, 2003